SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
   [X] Definitive Proxy Statement          [ ] Commission Only (as permitted by
   [ ] Definitive Additional Materials     [ ] Rule 14a-6(e)(2))

   [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Million Dollar Saloon, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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    [ ]  Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757




                                November 1, 2000




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at 10:00 a.m., Central Standard Time, on Friday, December 1, 2000, at the corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231.

         This year you will be asked to consider two proposals concerning the election of directors and ratification of the appointment of the Company's independent public accountants, respectively. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

         The Board of Directors recommends that you approve the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

         Thank you for your cooperation.

                                           Sincerely,


                                           /s/  Dewanna Ross
                                           -------------------------------------
                                           Dewanna Ross
                                           Chief Operating Officer and Secretary

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757



      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 1, 2000


         Notice is hereby given that the Annual Meeting of the Stockholders of Million Dollar Saloon, Inc., a Nevada corporation (the "Company"), will be held on December 1, 2000, at 10:00 a.m., Central Standard Time, at the corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231, for the following purposes:

              (1) To elect three (3) directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

              (2) To ratify the appointment of S. W. Hatfield + Associates as independent public accountants for the Company; and

              (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The holders of record of common stock of the Company at the close of business on October 24, 2000, will be entitled to vote at the meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/  Dewanna Ross
                                           -------------------------------------
                                           Dewanna Ross
                                           Chief Operating Officer and Secretary

                           MILLION DOLLAR SALOON, INC.
                              6848 Greenville Ave.
                               Dallas, Texas 75231

                                -----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 1, 2000

                                -----------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors of Million Dollar Saloon, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231, at 10:00 a.m. Central Standard Time, on December 1, 2000, and at any adjournment thereof. The Company will bear the cost of such solicitation, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners. In addition to the use of the mails, Proxies may be solicited by officers and employees of the Company, without remuneration, by personal contact, telephone or facsimile. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about November 1, 2000.

         Execution and return of the enclosed Proxy will not in any way affect a stockholder's right to attend the Meeting and to vote in person, and any stockholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the election as directors of those three nominees named in this Proxy Statement, "FOR" the proposal to ratify the appointment of S. W. Hatfield + Associates as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

                          VOTING SECURITIES AND QUORUM

         Stockholders of record at the close of business on October 24, 2000 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, the Company had issued and outstanding 5,731,778 shares of $0.001 par value common stock (the "Common Stock"). The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Each holder of Common Stock will be entitled to one vote per share held. Neither the Articles of Incorporation, as amended, nor the Bylaws of the Company provide for cumulative voting rights.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting is required for the approval of matters presented at the Meeting, except as to the election of directors, the three individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

                       MATTERS TO COME BEFORE THE MEETING

Proposal 1:  Election of Directors

         At the Meeting, three directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

         It is the intention of the persons named in the Proxies to vote the Proxies for the election of the nominees named below, unless otherwise specified in any particular Proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, Proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. A stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, present in person or by Proxy at the Meeting and entitled to vote on the election of directors, will be elected directors. Abstentions and brokers non-votes (i.e., shares held in street name for which the record holder does not have discretionary authority to vote) will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

         The persons listed below have been nominated by the Board of Directors as nominees for election to fill the three director positions.

Nominee             Age    Position with the Company              Director Since
-------             ---    -------------------------              --------------

Nick Mehmeti(1)     42     President, Chief Executive Officer     January 2000
                           and Director
Duncan Burch(1)     42     Executive Vice President and           January 2000
                           Director
Dewanna Ross(2)     44     Chief Operating Officer, Vice          1995
                           President of Operations, Secretary,
                           Treasurer and Director

---------------
(1) On January 18, 2000, Messrs. Mehmeti and Burch were elected directors of the Company. On January19, 2000, Mr. Mehmeti was elected as the President and Chief Executive Officer of the Company and Mr. Burch was elected as Executive Vice President of the Company. See "Security Ownership of Certain Beneficial Owners and Management-- Change in Control."

(2) On January 19, 2000, Ms. Ross resigned as President and Chief Executive Officer of the Company and was elected as Vice President of Operations and Chief Operating Officer. See "Security Ownership of Certain Beneficial Owners and Management-- Change in Control."

Information Regarding Nominees For Election As Directors

Background of Nominees for Director

         Nick Mehmeti has served as the Company's President, Chief Executive Officer and a director since January 2000. For at least the last fifteen years Mr. Mehmeti and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth Metroplex. Mr. Mehmeti will devote as much of his time as is necessary to perform his duties as President, Chief Executive Officer and a director of the Company.

         Duncan Burch has served as the Company's Executive Vice President and a director since January 2000. Mr. Burch and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth Metroplex for at least the past ten years. Mr. Burch will devote as much of his time as is necessary to perform his duties as an officer and a director of the Company.

         Dewanna Ross has served in various positions with the Company since 1995. Ms. Ross has served as a director of the Company since 1995 and as President and Chief Executive Officer of the Company from July 1999 to January 2000. In January 2000, she was elected Vice President of Operations and Chief Operating Officer of the Company. Ms. Ross is responsible for the development of the corporate procedures, including the hiring and training of corporate staff and the day-to-day operations of the Company's Million Dollar Saloon. Ms. Ross has also served as an officer and operator of a private club and as an officer of other businesses. Ms. Ross has a Bachelor of Arts degree from the University of Texas at Dallas.

Board of Directors and Committee Meetings Attendance

         During the fiscal year ended December 31, 1999, the Board acted on four occasions by written unanimous consent of the Board of Directors in lieu of meeting. The Company does not have any committees. The Company currently does not pay a director fee for attending scheduled and special meetings of the Board of Directors. The Company pays expenses of all of its directors in attending meetings.

Proposal 2:  Ratify the Appointment of Independent Public Accountants

         The Board of Directors of the Company has appointed S. W. Hatfield + Associates, independent public accountants to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2000, subject to approval by stockholders at the Meeting. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or materially indirect financial interest in the Company, or any connection with the Company in any capacity otherwise than as independent public accountants.

         Although stockholder ratification and approval of this appointment is not required by law or otherwise, and in keeping with the Company's policy that its stockholders should be entitled to a voice in this regard as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors, and in such case, the vote of stockholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Meeting:

                  RESOLVED, that the appointment by the Board of Directors of the Company of S. W. Hatfield + Associates to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for the fiscal year 2000 is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of October24, 2000 relating to the beneficial ownership of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors of the Company as a group.



                                                    Number       Percentage of
                             Name(1)               of Shares  Common-Stock-Owned
------------------------------------------------  ----------- ------------------
Nick Mehmeti(2).................................  2,419,787(3)       39.5%
Duncan Burch(2).................................  2,075,787(3)       33.9%
Dewanna Ross(4).................................     34,350(5)        *
Ronald W. Johnston(6)...........................      1,987           *
J.M. Tibbals as Trustee for The Irrevocable
   Equity Trust No. 1(7)........................    451,558           7.9%
Officers and Directors as a group (4 persons)...  4,131,911(8)       67.4%

--------------------
*Less than 1%

(1) Unless otherwise indicated, the persons listed have sole voting and investment powers with respect to all such shares.
(2) Mr. Mehmeti is the President, Chief Executive Officer and a director of the Company and Mr. Burch is the Executive Vice President and a director of the Company. The mailing address for Messrs. Mehmeti and Burch is c/o the Company, 6848 Greenville Ave., Dallas, Texas 75231.
(3) Includes an option to purchase 400,000 shares of the Common Stock of the Company for $440,000 ($1.10 per share) which is jointly owned by Messrs. Mehmeti and Burch and may be exercised in whole or in part at any time until October 18, 2004 when the option expires. See "Change in Control" below.
(4) Dewanna Ross is the Chief Operating Officer, Vice President of Operations, Secretary, Treasurer and a director of the Company.
(5) Includes 4,000 shares owned by Ms. Ross and 30,350 shares held in a custodian account for the benefit of Solon Weaver. Ms. Ross disclaims any ownership interest in the 30,350 shares held in the custodian account, but she does have voting authority of such shares.
(6) Mr. Johnston is the Chief Financial Officer and Vice President of Finance of the Company.
(7) The mailing address for The Irrevocable Equity Trust No. 1 is c/o J.M. Tibbals, Arter & Hadden, 1717 Main Street, Suite 4100, Dallas, Texas 75201.
(8) Includes 400,000 shares which are subject to an option jointly held by Messrs. Mehmeti and Burch which may be exercised at any time until October 18, 2004 and 30,350 shares held in a custodian account over which Dewanna Ross has voting power.

Change in Control

         On January 18, 2000, Nick Mehmeti ("Mehmeti") and Duncan Burch ("Burch") acquired in a private transaction 3,351,574 shares of the Common Stock of the Company from W-W Investments, Linda Weaver ("Weaver"), Steven Wheeler ("Wheeler"), Diamond Production, L.L.C., an Oklahoma registered limited liability company ("Diamond LLC"), and Diamond Production of Oklahoma, L.P., an Oklahoma limited partnership ("Diamond LP"), for $3,854,310.10 ($1.15 per share). The 3,351,574 shares of the Company's Common Stock acquired by Mehmeti and Burch represents approximately 58.5% of the outstanding 5,731,778 shares of the Company's Common Stock. Mehmeti and Burch will each hold 1,675,787 of these shares. In addition to the purchase of these shares, Weaver assigned to Mehmeti and Burch, jointly, an option to purchase an additional 400,000 shares of Common Stock of the Company for $440,000 or $1.10 per share, which expires October18, 2004 (the "Option"). The Option may be exercise at any time until it expires in whole or in part.

         As part of the transaction, the number of members on the board of directors of the Company was increased to three. Michael R. Garrett resigned as a director and Mehmeti and Burch were elected as directors to fill the vacancy created by the resignation of Michael R. Garrett and the newly created third directorship. On January 19, 2000, Dewanna Ross resigned as President and Chief Executive officer and was replaced by Mehmeti who was elected to such positions. Ms. Ross was elected as Vice President of Operations and Chief Operating Officer. Mr. Burch was elected as Executive Vice President of the Company.

         As a result of the acquisition of the 3,351,574 shares of the Company's Common Stock, Mehmeti beneficially owns directly and indirectly 2,019,787 shares or approximately 35.2% of the Company's issued and outstanding shares of Common Stock. Additionally, Mehmeti jointly owns with Burch the Option. Mehmeti had previously acquired 344,000 shares of Company Common Stock in open market transactions. Burch beneficially owns directly and indirectly 1,675,787 shares or approximately 29.2% of the Company's issued and outstanding shares of Common Stock. Collectively, Mehmeti and Burch beneficially own directly and indirectly 3,695,574 shares or approximately 64.5% of the Company's issued and outstanding shares of Common Stock and jointly own the Option.

         The purchase price of $3,854,310.10 was paid to W-W Investments, Weaver, Wheeler, Diamond LLC and Diamond LP pro-rata based on each entity's respective interest in the shares sold as follows. Weaver, Wheeler, Diamond LLC and Diamond LP received a cash payment of $1,228,517.40. W-W Investments received a cash payment of $1,787,899.20 and the remaining $837,893.50 of the purchase price due to W-W Investments was financed by W-W Investments. Such financing was evidenced by a promissory note executed by Mehmeti and Burch collectively. The note shall be repaid over a five year term in sixty equal monthly installments of principal and interest with the unpaid balance bearing interest at a rate of 7 1/2% per annum. The note is secured by a stock pledge agreement whereby Mehmeti and Burch have pledged 1,000,000 shares of the Company's Common Stock as collateral for the repayment of the note. The cash payments described herein were made out of Mehmeti's and Burch's personal funds.

                       EXECUTIVE OFFICERS AND COMPENSATION

         The following section sets forth the names and background of the Company's executive officers.

Background of Executive Officers

     Name                                Offices Held                        Age
---------------------  ----------------------------------------------------- ---

Nick Mehmeti(1)        Chief Executive Officer, President and Director        42
Duncan Burch(1)        Executive Vice President and Director                  42
Dewanna Ross(2)        Chief Operating Officer, Vice President of             44
                       Operations, Secretary, Treasurer and Director

Ronald W. Johnston(3)  Chief Financial Officer and Vice President of Finance  46

----------------
(1) On January 18, 2000, Messrs. Mehmeti and Burch were elected directors of the Company. On January19, 2000, Mr. Mehmeti was elected as the President and Chief Executive Officer of the Company and Mr. Burch was elected as Executive Vice President of the Company. See "Security Ownership of Certain Beneficial Owners and Management-- Change in Control."
(2) On January 19, 2000, Ms. Ross resigned as President and Chief Executive Officer of the Company and was elected as Vice President of Operations and Chief Operating Officer. See "Security Ownership of Certain Beneficial Owners and Management-- Change in Control."



(3)  Mr.  Johnston has served as Vice  President of Finance and Chief  Financial
     Officer since 1996. Mr. Johnston has been a certified public accountant in private practice in Dallas, Texas and a principal of his own firm since
     1990. Mr. Johnston's firm serves a wide range of business and individual clients.

         All officers of the Company hold office until the annual meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

Summary of Compensation

         The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for the Company to its President and Chief Executive Officer. No executive officer of the Company received remuneration in excess of $100,000 during the referenced periods. All other compensation related tables required to be reported have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of the Company's executive officers in any fiscal year to be covered by such tables.

                           Summary Compensation Table

                                           Annual Compensation       Long-Term Compensation
                                        ------------------------   -------------------------
                                                                             Awards             Payouts
                                                                   -------------------------    -------
                                                        Other      Restricted    Securities                   All
                                        Salary/        Annual         Stock      Underlying      LTIP        Other
Name/Title                     Year      Bonus      Compensation     Awards     Options/SARs    Payouts   Compensation
----------                     ----     -------     ------------     ------     ------------    -------   ------------
Dewanna Ross, President and    1999     $36,400          NA            NA            NA           NA        $   -0-
Chief Executive Officer(1)
Nina Furrh, President and      1999     $66,000          NA            NA            NA           NA        $   -0-
Chief Executive Officer(2)     1998     $ 9,000          NA            NA            NA           NA        $   -0-
                               1997     $ -0-            NA            NA            NA           NA        $   -0-
Bjorn Heyerdahl, Chief         1998     $ -0-            NA            NA            NA           NA        $13,340(3)
   Executive Officer           1997     $ -0-            NA            NA            NA           NA        $13,340(3)


---------------
(1) Ms. Ross was elected President and Chief Executive Officer in July 1999 to replace Nina Furrh. Subsequently, in January 2000 she resigned as President and Chief Executive Officer and was elected as Vice President of Operations and Chief Operating Officer. The $36,400 represents Ms. Ross's salary while she served as President and Chief Executive Officer. In January 2000, Nick Mehmeti was elected as President and Chief Executive Officer of the Company. Mr. Mehmeti will receive $130,000 annually for his services as President and Chief Executive Officer of the Company. See "Employment Agreements" below and "Security Ownership of Certain Beneficial Owners and Management - Change in Control."
(2) Ms. Furrh became Chief Executive Officer in February 1998 upon the resignation of Mr. Heyerdahl as Chief Executive Officer. In July 1999, Ms. Furrh resigned as President and Chief Executive Officer.
(3) Represents payment of an auto lease by the Company for the benefit of Mr. Heyerdahl.

Director Compensation

         The Company does not currently pay a director fee for attending scheduled and special meetings of the Board of Directors. The Company pays the expenses of all of its directors in attending board meetings.

Indebtedness of Directors and Senior Officers

         None of the directors or officers of the Company or their respective associates or affiliates is indebted to the Company.

Committees of the Board of Directors and Meeting Attendance

         There are no audit, compensation or other committees of the Board of Directors of the Company.

Family Relationships

         There are no family relationships among the Company's directors or officers.

Employment Agreements

         On July 9, 1999, Dewanna Ross, the Company's Chief Operating Officer, Vice President of Operations, Secretary, Treasurer and a director, entered into an Employment Agreement with the Company for a term of two years which provides for a salary of $1,400 per week during the first year of employment and $1,500 per week during the second year of the Agreement. Ms. Ross served as the Company's President and Chief Executive Officer from July 1999 to January 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4, and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

         Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during 1999, was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1999 there were no material transactions between the Company and its officers, directors or shareholders owning 10% or more of the Company's outstanding shares of Common Stock. Two of the Company's properties are currently leased to affiliates of Duncan Burch, who became an officer, director and major shareholder of the Company in January 2000. The lease agreements covering the properties are as favorable as the Company could have obtained from unaffiliated third parties. The lease agreements were signed when Mr. Burch was not an officer or director of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held in 2001 must be received by the Company at its principal executive offices, 6848 Greenville Avenue, Dallas, Texas 75231, no later than June 30, 2001, in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

                                  OTHER MATTERS

         The management of the Company does not know of any other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

--------------------------------------------------------------------------------

                                   FORM 10-KSB

         The Company will furnish without charge to each person whose Proxy is being solicited upon request of any such person a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, including the financial statements. Requests for copies of such report should be directed to Ms. Dewanna Ross, Million Dollar Saloon, Inc., 6848 Greenville Avenue, Dallas, Texas 75231.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 includes a copy of its Annual Report on Form 10-KSB, including the financial statements as filed with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                           MILLION DOLLAR SALOON, INC.
               Proxy Solicited on Behalf of the Board of Directors
                     for the Annual Meeting of Stockholders
                                December 1, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Nick Mehmeti and Duncan Burch (acting unanimously, or if only one be present, by that one alone), and each of them, with full power of substitution and revocation, as the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at the corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231, at 10:00 a.m., Central Standard Time on December 1, 2000, and any adjournments thereof, and to vote the shares of Common Stock standing in the name of the undersigned with all powers the undersigned would possess if personally present at the meeting.

(1) Election of three (3) Directors to serve until the next Annual Meeting of Stockholders.

     |_| FOR All nominees named (except as marked to the contrary)|_| WITHHOLD AUTHORITY to vote for all nominees named.

         Names of Nominees:
            Nick Mehmeti              Duncan Burch             Dewanna Ross

          (Instruction: To withhold authority to vote for individual nominees, write the nominee's names on the following line.)

--------------------------------------------------------------------------------

(2) Ratification of Appointment of S.W. Hatfield + Associates as Independent Public Accountants of the Company.

            |_| FOR           |_| AGAINST             |_| ABSTAIN

(3) In their discretion to vote upon such other business as may properly come before the meeting.

            |_| FOR           |_| AGAINST             |_| ABSTAIN

                  (Continued, and to be signed, on other side)

                           (Continued from other side)

       If no specific direction is given, the proxy will be voted FOR the election of all directors, FOR ratification of the appointment of S.W. Hatfield + Associates as independent public accountants, and in accordance with their best judgment on all other matters that may properly come before the meeting.

       Please sign exactly as your name appears below. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           DATED:                         , 2000
                                                  ------------------------


                                           -------------------------------------
                                           (Print Full Name of Stockholder)


                                           -------------------------------------
                                           (Signature of Stockholder)


                                           -------------------------------------
                                           (Insert Title of Above Signatory if
                                            Stockholder is not an Individual)

                                           No postage is required if returned in
                                           the enclosed envelope and  mailed  in
                                           the United States.  Stockholders  who
                                           are  present  at  the   meeting   may
                                           withdraw  their  Proxy  and  vote  in
                                           person if they so desire.

         PLEASE SIGN AS YOUR NAME APPEARS HEREON, DATE AND RETURN PROXY.